UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR S

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06115

THE SINGAPORE FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  (201) 915-3054

DATE OF FISCAL YEAR END:  October 31

DATE OF REPORTING PERIOD:  April 30, 2012

Item 1.  Reports to Stockholders.

The Singapore Fund, Inc.

General Information (unaudited)

The Fund

The Singapore Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company.  Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries.  The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.  The Fund’s investment manager is Aberdeen Asset Management Asia Ltd. (the “Manager”).

Stockholder Information

The Fund’s shares are listed on the New York Stock Exchange (“NYSE”).  The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.  The Fund’s NYSE trading symbol is “SGF”.  The Fund’s daily net asset value is available by visiting www.aberdeensgf.com or calling (866) 839-5205.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at (866) 669-9903.  All written inquiries should be directed to The Singapore Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Restriction on Beneficial Ownership by Singapore Residents

The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources.  For this reason, the Fund’s Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund’s shares to residents of Singapore.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Manager to determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (866) 839-5205; (2) by visiting www.aberdeensgf.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov.  Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website.  By August 30 of each year, the Fund files with the Commission its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30 of that year.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.aberdeensgf.com.  Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (866) 839-5205.

Certifications

The Fund’s principal executive officer has certified to the NYSE that, as of June 5, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards.  The Fund also has included the certifications of the Fund’s principal executive officer and principal financial officer as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares.  The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent.  A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.daiwast.com and from the Plan Agent by calling (866) 669-9903 or by writing The Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

The Singapore Fund, Inc.

Shareholder Letter (unaudited)

June 5, 2012

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The Singapore Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2012.  The Fund’s principal investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities and, to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries.

Major Fund Events

On March 20, 2012, the Board of Directors of the Fund announced that, in accordance with its tender offer to purchase up to 25% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time, on Wednesday, March 14, 2012 (the “Expiration Date”), the Fund had accepted 2,499,192 tendered shares, representing 25% of the Fund’s outstanding shares, at a purchase price per share of $14.07.  The purchase price was equal to 99% of the Fund’s net asset value (“NAV”) per share as of the close of regular trading on the New York Stock Exchange on March 15, 2012.  The total value of the assets of the Fund distributed was $35.2 million in payment for the shares accepted in the tender offer.

In the tender offer, 4,841,506 shares, or 48.4% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date.  In accordance with the terms of the offer, the Fund accepted shares on a pro-rata basis from all tendering stockholders, except that the Fund accepted all shares tendered by stockholders who owned fewer than 100 shares and tendered all their shares for purchase in the offer before pro-rating the shares tendered by other stockholders.  Accordingly, on a pro-rata basis, the Fund accepted for payment approximately 51.3% of the shares validly tendered in the tender offer.

On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program for the Fund.  The program authorizes management, from time to time and to the extent permitted by law, to repurchase up to 10% of the Fund’s outstanding shares in open market transactions for each twelve month period ended October 31.  Such purchases may be made when the Fund’s shares are trading at a discount to net asset value (“NAV”) of 12% or more.

The Board authorized the share repurchase program in order to potentially enhance share liquidity and increase shareholder value through the potential accretive impact of the purchases to the Fund’s NAV.  There is no assurance that the Fund will purchase shares in any specific amounts.  The Fund’s repurchase activity will be disclosed in its stockholder reports for the relevant fiscal periods.  This program is intended to supplement, and does not replace, the Fund’s Discount Management Policy that was announced on June 3, 2011.  As of April 30, 2012, no shares were repurchased.

Net Asset Value Performance

The Fund’s total return based on NAV per share was 8.84% for the six months ended April 30, 2012, assuming reinvestment of distributions, compared with a return of 7.74% for the Fund’s benchmark, the MSCI Singapore Index.

Share Price Performance

The Fund’s share price increased 1.75% over the six months, from $12.60 on October 31, 2011 to $12.82 on April 30, 2012.  The Fund’s share price on April 30, 2012 represented a discount of 11.22% to the Fund’s NAV per share of $14.44 on that date, compared with a discount of 8.63% to the Fund’s NAV per share of $13.79 on October 31, 2011.  Based on the market price, the total return based on the Fund’s shares was 5.76% during the period, assuming reinvestment of distributions.

Market Review

Singapore equities posted positive returns over the six months ended April 30, 2012, with market sentiment driven largely by external macro events.

Markets were lackluster at first due to heightened global risk aversion arising from the sovereign debt crisis in Europe.  The new year, however, saw a return of investor optimism thanks largely to the European Central Bank’s long-term refinancing operations and improving economic data in the United States.  Nonetheless, fears over China’s slowing economy and rising oil prices pared the Singapore market’s gains towards the end of the review period.

On the home front, inflation was persistent during the review period owing to tight capacity and rising input costs.  To this end, the Monetary Authority of Singapore, the central bank in Singapore, tightened monetary policy allowing the local currency to appreciate.  The Singapore economy has gained momentum since the beginning of 2012, posting better-than-expected GDP data in the first quarter.  Growth was fairly broad-based with manufacturing, construction and services expanding.  In March 2012, Moody’s reaffirmed its triple-A rating of Singapore’s debt citing the country’s high level of economic resilience, rising per-capita income and strong institutions.

Outlook

Looking ahead, sentiment in the stock market is likely to be affected by Europe’s political upheaval.  The backlash against austerity measures in the Eurozone has grown more strident.  At the time of writing, France and Greece became the latest in a string of member states to lose their leaders at the polls.  Domestically, however, we are cautiously optimistic about the outlook for the Singapore market.  We believe that economic and corporate fundamentals have remained solid over the long term and we are hopeful that the Monetary Authority of Singapore’s latest monetary tightening stance will reduce concerns about further inflation, ensure medium-term price stability and keep growth on a sustainable path.

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, I would like to highlight the monthly fact sheets including fund manager commentary, which are posted to the Fund’s website at www.aberdeensgf.com.  The Fund’s web page also includes daily updates of share price, NAV and details of distributions.  If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States, or

•	emailing InvestorRelations@aberdeen-asset.com, or

•	visiting www.aberdeensgf.com

From the site you will also be able to review Fund performance, download literature and sign up for email services.  The site houses topical information about the Fund, including fact sheets from Morningstar® that are updated daily, tools that permit you to conduct performance charting and timely information from our fund managers, among other data.  When you enroll in our online email services, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news and receive alerts regarding upcoming fund manager web casts, films and other information.

Included within this report is a reply card with postage paid envelope.  Please complete and return the card to be included in our email services and receive future communications and announcements from Aberdeen.

Yours sincerely,

/s/ Alan Goodson
ALAN GOODSON President

The Singapore Fund, Inc.

Portfolio of Investments

April 30, 2012 (unaudited)

COMMON STOCKS—98.57%

Shares		Value	Shares		Value
SINGAPORE—98.57%			Health & Personal Care—3.08%
Banks—24.32%			2,841,000	Eu Yan Sang
428,000	DBS Group Holdings			International Ltd.	$1,563,009
	Ltd.	$4,834,045	946,000	Raffles Medical Group
1,500,641	Oversea-Chinese			Ltd.	1,768,010
	Banking Corp. Ltd.	10,878,433			3,331,019
681,397	United Overseas Bank		Industrial—4.03%
	Ltd.	10,612,37	1,789,000	Singapore Technologies
		26,324,851		Engineering Ltd.	4,356,707
Communications—Media—1.06%			Property Development—11.58%
357,000	Singapore Press		964,000	Bukit Sembawang
	Holdings Ltd.	1,146,675		Estates Ltd.	3,665,696
Conglomerate—6.81%			706,000	City Developments Ltd.	5,791,942
148,400	Jardine Matheson		2,197,000	Wheelock Properties
	Holdings Ltd.	7,368,060		(Singapore) Ltd.	3,075,089
Diversified—3.93%					12,532,727
67,000	Jardine Strategic		Real Estate Investment Trust—3.74%
	Holdings Ltd.	2,156,060	2,647,000	CDL Hospitality Trusts	4,047,597
757,000	WBL Corp. Ltd.	2,100,736	Shipyards—10.81%
		4,256,796	841,500	Keppel Corp. Ltd.	7,523,119
Diversified Financial—4.35%			1,017,000	Sembcorp Marine Ltd.	4,179,903
851,000	Hong Leong Finance				11,703,022
	Ltd.	1,714,393	Telecommunications—3.81%
552,000	Singapore Exchange		1,635,000	Singapore
	Ltd.	2,992,233		Telecommunications
		4,706,626		Ltd.	4,127,184
Electronic Components—3.76%			Transport Services—2.82%
585,000	Venture Corp. Ltd.	4,070,388	1,642,000	ComfortDelGro Corp.
Food, Beverage, Tobacco—6.97%				Ltd.	2,032,573
827,000	BreadTalk Group Ltd.	371,347	1,245,000	Singapore Post Ltd.	1,022,391
1,258,000	Fraser & Neave Ltd.	7,165,308			3,054,964
		7,536,655

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Portfolio of Investments (concluded)

April 30, 2012 (unaudited)

COMMON STOCKS (concluded)	TIME DEPOSITS—0.53%

Shares	Value	Principal Amount (000)	Value
Transportation Air —4.87%	U.S. Dollar—0.53%
987,000	SATS Ltd.	$2,084,199	$576	JPMorgan Chase Bank,
368,000	Singapore Airlines Ltd.	3,185,761	0.05%, due 5/1/12	$576,485
5,269,960	Total Time Deposits
Wholesale Distribution—2.63%	(Cost—$576,485)
2,035,000	FJ Benjamin Holdings	Total Investments—99.10%
Ltd.	559,789	(Cost—$85,441,395)	107,259,311
60,000	Jardine Cycle &	Other assets less liabilities—0.90%	975,367
Carriage Ltd.	2,289,806	NET ASSETS (Applicable to
2,849,595	7,497,573 shares of capital stock
Total Common Stocks	outstanding; equivalent to $14.44
(Cost—$84,864,910)	106,682,826	per share)—100.00%	$108,234,678

See accompanying notes to financial statements.

The Singapore Fund, Inc.

TEN LARGEST EQUITY POSITIONS HELD April 30, 2012 (unaudited)		EQUITY CLASSIFICATIONS HELD April 30, 2012 (unaudited)
	Percent of		Percent of
Issue	Net Assets	Industry	Net Assets
Oversea-Chinese Banking Corp. Ltd.	10.05%	Banks	24.32%
United Overseas Bank Ltd.	9.80	Property Development	11.58
Keppel Corp. Ltd.	6.95	Shipyards	10.81
Jardine Matheson Holdings Ltd.	6.81	Food, Beverage, Tobacco	6.97
Fraser & Neave Ltd.	6.62	Conglomerate	6.81
City Developments Ltd.	5.35	Transportation—Air	4.87
DBS Group Holdings Ltd.	4.47	Diversified Financial	4.35
Singapore Technologies Engineering Ltd.	4.03	Industrial	4.03
Sembcorp Marine Ltd.	3.86	Diversified	3.93
Singapore Telecommunications Ltd.	3.81	Telecommunications	3.81
		Electronic Components	3.76
		Real Estate Investment Trust	3.74
		Health & Personal Care	3.08
		Transport Services	2.82
		Wholesale Distribution	2.63
		Communications—Media	1.06

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Statement of Assets and Liabilities

April 30, 2012 (unaudited)

Assets
Investment in securities, at value: (cost—$85,441,395)	$107,259,311
Cash	3,607
Cash denominated in foreign currency (cost—$581,974)	595,817
Interest and dividends receivable	1,132,765
Prepaid expenses	19,928
Total assets	109,011,428
Liabilities
In-kind tender offer expenses payable	521,303
Payable for management fees	63,303
Audit and tax services	56,701
Accrued expenses and other liabilities	135,443
Total liabilities	776,750
Net Assets	$108,234,678
Net Assets consist of:
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized;
7,497,573 shares issued and outstanding	$74,976
Paid-in capital in excess of par value	80,795,631
Undistributed net investment income	621,114
Undistributed net realized gain on investments	4,906,437
Net unrealized appreciation on investments and other assets and liabilities
denominated in foreign currency	21,836,520
Net assets applicable to shares outstanding	$108,234,678
Net Asset Value Per Share	$14.44

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Statement of Operations

For the Six Months Ended April 30, 2012 (unaudited)

Investment income:
Dividends: (net of withholding taxes of—$13,948)	$1,935,285
Interest	56
Total investment income	1,935,341
Expenses:
Investment management fee and expenses	451,726
Administration fee	191,928
Legal fees and expenses	63,410
Custodian fees and expenses	59,499
Directors’ fees and expenses	49,022
Audit and tax services	45,451
Investor relations expense	32,323
Reports and notices to stockholders	29,588
Insurance expense	10,938
Transfer agency fee and expenses	6,777
Other	34,977
Total expenses	975,639
Net investment income	959,701
Realized and unrealized gains from investment activities and foreign currency transactions:
Net realized gains on investments	4,954,895
Net realized foreign currency transaction gains	26,897
Net change in unrealized appreciation (depreciation) on investments in equity securities	4,503,649
Net change in unrealized appreciation (depreciation) on short-term investments
and other assets and liabilities denominated in foreign currency	18,816
Net realized and unrealized gains from investment activities and foreign
currency transactions	9,504,257
Net increase in net assets resulting from operations	$10,463,958

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2012 (unaudited)	For the Year Ended October 31, 2011
Increase (decrease) in net assets from operations:
Net investment income	$959,701	$1,558,889
Net realized gain on:
Investments	4,954,895	3,753,823
Foreign currency transactions	26,897	267,129
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	4,503,649	(21,505,622)
Translation of short-term investments and other
assets and liabilities denominated in foreign currency	18,816	(1,192)
Net increase (decrease) in net assets resulting from operations	10,463,958	(15,926,973)
Dividends and distributions to stockholders from:
Net realized gains from investment and foreign currency transactions	(2,950,651)	(14,904,820)
Net investment income	(1,335,767)	(2,658,185)
Total dividends and distributions to stockholders	(4,286,418)	(17,563,005)
From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends resulting in the issuance of 28,351 and
474,498 shares of common stock, respectively	309,028	7,104,470
Re-purchase of capital stock resulting from:
In-kind tender offer resulting in the retirement of 2,499,192 and 0 shares of common stock, respectively	(35,159,751)	—
Expenses in connection with the in-kind tender offer	(600,000)	—
Net increase (decrease) in net assets derived from capital
stock transactions	(35,450,723)	7,104,470
Net increase (decrease) in net assets	(29,273,183)	(26,385,508)
Net assets:
Beginning of period	137,507,861	163,893,369
End of period (including undistributed net investment income
of $621,114 and $997,180, respectively)	$108,234,678	$137,507,861

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Singapore Fund, Inc. (the “Fund”) was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990.  It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The following significant accounting policies are in conformity with generally accepted accounting principles in the Unites States of America (“GAAP”) for investment companies.  Such policies are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements.  Actual reporting results could differ from those estimates.

Valuation of Investments—Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities.  However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price.  Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the “Board”) of the Fund.  In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe.  Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment.  All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows:  (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.  The resulting exchange gains and losses are included in the Statement of Operations.  The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.  The Fund determines net asset value (“NAV”) based on valuations made as of 5:00 p.m., Singapore time, and using foreign exchange rates based on the Bloomberg Tokyo Composite as of closing, on each day.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Accordingly, no provision for federal income or excise taxes is required.  As of April 30, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.  The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.  The Fund’s federal tax returns for the prior four fiscal years remain subject to examination by the Internal Revenue Service.  During the six months ended April 30, 2012, the Fund was subject to withholding tax, ranging from 0% to 10%, on certain income from its investments.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income.  Accordingly, no provision for Singapore income tax is required.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed).  Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis.  Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.  Interest income is recorded on an accrual basis.

Dividends and Distributions to Stockholders—The Fund records dividends and distributions payable to its stockholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.  Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Forward Foreign Currency Contracts—The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts.  In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract.  If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of such contracts.  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.  There were no forward foreign currency contracts held in the portfolio as of April 30, 2012.

Fair Value Measurements—In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.  The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).  The guidance establishes three levels of fair value hierarchy as follows:

Level 1—	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2—	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3—	Inputs that are unobservable.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the Manager.  The Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$107,259,311
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—
Total	$107,259,311

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of April 30, 2012 is presented.  No significant transfers between Level 1 or Level 2 fair value measurements occurred during the six months ended April 30, 2012.

All portfolio holdings designated as Level 1 are disclosed individually in the Portfolio of Investments (“POI”).  Please refer to the POI for industry classifications of the portfolio holdings.

The Singpapore Fund, Inc.

Notes to Financial Statements (continued)

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”).  ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.  Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively.  Management is currently assessing the impact of this guidance on the Fund’s financial statements.

Investment Manager

As of August 6, 2011, the Fund has entered into an Investment Management Agreement (the “Management Agreement”) with Aberdeen Asset Management Asia Ltd. (the “Manager”) replacing DBS Asset Management (United States) Pte. Ltd.  Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets.  For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly Managed Assets and 0.66% of the Fund’s average weekly Managed Assets in excess of $50 million.  For purposes of this calculation, “Managed Assets” of the Fund shall mean total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund.  In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund.  For the six months ended April 30, 2012, the Manager earned $445,681 for management fees.

At April 30, 2012, the Fund owed to the Manager $63,303 for management fees.

Effective November 1, 2011, the Board approved an Investor Relations Services Agreement.  Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Manager, provides investor relations services to the Fund and certain other U.S. registered closed-end funds advised by the Manger or its affiliates.  During the six months ended April 30, 2012, the Fund incurred fees of approximately $30,663.  Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), provides certain administrative services to the Fund (in such capacity, the “Administrator”).  For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum fee of $150,000.  In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund.

The Board has also approved the payment of the administrative compliance expense for the Fund in the amount of $104,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program.  This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s assets and appoints subcustodians for the Fund’s assets held outside of the United States.  DSTC has appointed DBS Bank Ltd. (“DBS Bank” or the “Sub-Custodian”), to act as the subcustodian for all of the cash and securities of the Fund held in Singapore.  As compensation for its services as custodian, DSTC receives a monthly fee of 0.10% of the average weekly net assets of the Fund representing U.S. assets and all other assets not held by the Sub-Custodian and 0.02% of the average weekly net assets of the Fund representing assets held by the Sub-Custodian and reimbursement of out-of-pocket expenses.  As compensation for its services the Sub-Custodian receives a quarterly fee of 0.07% of the average weekly net assets of the Fund representing assets held by the Sub-Custodian and reimbursement of out-of-pocket expenses.  During the six months ended April 30, 2012, DSTC earned $13,060 and DBS Bank earned $46,439 from the Fund for their respective custodial services.

At April 30, 2012, the Fund owed to DSTC $17,444, $8,667 and $23,682 for administration, compliance and custodian fees, respectively.  The latter amount includes fees and expenses payable to DBS Bank totaling $21,757, which are included in accrued expenses and other liabilities on the Statement of Assets and Liabilities.

During the six months ended April 30, 2012, the Fund paid or accrued $63,410 for legal services, in connection with the Fund’s on-going operations, to a law firm to which an Assistant Secretary of the Fund is a consultant.

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at April 30, 2012 was $84,864,910, excluding short-term interest-bearing investments.  At April 30, 2012, the net unrealized appreciation on investments, excluding short-term securities, of $21,817,916 was composed of gross appreciation of $23,617,627 for those investments having an excess of value over cost, and gross depreciation of $1,799,711 for those investments having an excess of cost over value.  For the six months ended April 30, 2012, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $1,627,953 and $41,220,434, respectively.

Concentration of Risk

Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

At April 30, 2012, the Fund had 736,430 Singapore Dollars valued at $595,817 (0.55% of net assets) and $3,607 (less than 1.0% of net assets) on deposit with a single financial institution.

In-Kind Tender Offer

On March 20, 2012 the Fund announced that in accordance with its tender offer (the “Offer”) to purchase up to 25% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on March 14, 2012 (the “Expiration Date”), the Fund accepted 2,499,192 properly tendered shares, representing 25% of the Fund’s outstanding shares, at a price per share of $14.07 (the “Purchase Price”).  The Purchase Price was equal to 99% of the Fund’s NAV per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on March 15, 2012.  The total value of the assets of the Fund distributed in payment for such properly tendered shares accepted in the Offer based on the Purchase Price was $35.2 million.

In the Offer, 4,841,506 shares, or 48.4% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date.  In accordance with the terms of the Offer, the Fund accepted shares on a pro-rata basis from all tendering stockholders, except that the Fund accepted all shares tendered by stockholders who owned fewer than 100 shares and tendered all their shares for purchase in the Offer before pro-rating the shares tendered by other stockholders.  Accordingly, on a pro-rata basis, the Fund accepted for payment approximately 51.3% of the shares validly tendered in the Offer.

Due to the large size of the conventional minimum trading threshold in Singapore, any stockholder that tendered fewer than 5,621 shares in the Offer was allocated fewer than 1,000 shares with respect to each of the portfolio securities and therefore received solely cash in exchange for their shares in the Offer.

A portion of the realized gains on investment included in the Statement of Operations resulted from the in-kind tender offer.  These in-kind net gains will be excluded from the Fund’s calculation of Investment Company taxable income and net capital gain and will not be subject to the distribution requirements of the Internal revenue Cods of 1986, as amended, applicable to regulated investment companies.  Final amounts will be available after the Fund’s fiscal year end.

Discount Management Policy

On June 3, 2011, the Fund announced that the Board had approved a Discount Management Policy.  In accordance with the Discount Management Policy, if the Fund’s shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund’s discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund’s distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing the Fund’s discount to NAV.  The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances.  The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with Aberdeen on August 4, 2011.

Share Repurchase Program

On April 11, 2012, the Fund announced that the Board had approved a share repurchase program.  The share repurchase program authorizes management, from time to time and to the extent permitted by law, to repurchase up to 10% of the Fund’s outstanding shares in open market transactions for each twelve-month period ended October 31.  Such purchases may be made when the Fund’s shares are trading at a discount to NAV of 12% or more.

The Board authorized the share repurchase program in order to potentially enhance share liquidity and increase shareholder value through the potential accretive impact of the purchases to the Fund’s NAV.  There is no assurance that the Fund will purchase shares in any specific amounts.  This program is intended to supplement, and does not replace, the Fund’s Discount Management Policy that was announced on June 3, 2011.  No shares were repurchased by the Fund’s management pursuant to the share repurchase plan during the six months ended April 30, 2012.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.  During the six months ended April 30, 2012, 28,351 shares were issued on December 28, 2011 at the reinvestment price of $10.90.  The net asset value per share on that date was $12.04.  On March 14, 2012 as a result of the in-kind tender offer the Fund accepted 2,499,192 shares representing 25% of the shares outstanding at a price per share of $14.07.  As of May 9, 2012, based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission, City of London Investment Group PLC held 8.6% of the shares outstanding and Lazard Asset Management LLC held 6.3% of the shares outstanding.

The Singapore Fund, Inc.

Notes to Financial Statements (concluded)

Subsequent Event

Management has evaluated subsequent transactions and events after the balance sheet date through the date on which these financial statements were issued and, except as already included in the notes to the financial statements, has determined that no additional items require disclosure.

DSTC informed the Board on May 17, 2012 that it would be discontinuing its administration and custodian businesses and therefore will be terminating its agreements with the Fund.  The Board is conducting a search for a replacement administrator and custodian.

The Singapore Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each year is presented below:

	For the Six Month Ended April 30,	For the Years Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.79	$17.26	$13.85	$8.85	$22.83
Net investment income	0.10	0.16	0.15	0.20	0.27
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.01	(1.75)	3.52	5.31	(12.77)
Net increase (decrease) in net asset value resulting from operations	1.11	(1.59)	3.67	5.51	(12.50)
Less: dividends and distributions to shareholders Net investment income	(0.13)	(0.28)	(0.26)	(0.03)	(1.31)
Net realized gains on investments and foreign currency transactions	(0.30)	(1.57)	—	(0.47)	(0.15)
Total dividends and distributions to shareholders	(0.43)	(1.85)	(0.26)	(0.50)	(1.46)
Dilutive effect of dividend reinvestment	—	(0.03)	—	(0.01)	(0.02)
Dilutive effect of in-kind tender offer	(0.03)	—	—	—	—
Net asset value, end of year	$14.44	$13.79	$17.26	$13.85	$8.85
Per share market value, end of year	$12.82	$12.60	$16.31	$12.45	$8.04
Total investment return:
Based on market price at beginning and end of year, assuming reinvestment of dividends	5.76%	(13.19)%	33.59%	65.09%	(57.49)%
Based on net asset value at beginning and end of year, assuming reinvestment of dividends	8.84%	(10.22)%	27.08%	66.85%	(57.53)%
Ratios and supplemental data:
Net assets, end of year (in millions)	$108.2	$137.5	$163.9	$131.2	$82.9
Ratios to average net assets of:
Expenses, excluding tax applicable to net investment income	1.56%*	1.83%	1.76%	1.95%	1.79%
Expenses, including tax applicable to net investment income	1.58%*	1.84%	1.79%	2.03%	1.82%
Net investment income	1.53%*	1.03%	1.03%	1.91%	1.66%
Portfolio turnover	1.31%	76.41%	69.34%	98.17%	94.08%
_____________________
(a)
Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period.  The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.  The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(b)	Calculated based on average shares outstanding.
*	Annualized.

The Singapore Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

On June 5, 2012, the Annual Meeting of Stockholders of the Fund was held and the following matter was voted upon.

Proposal 1:  Election of one Class III Director to the Board of Directors of the Fund to serve until the 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

	Number of Shares/Votes
Class III	Voted For	Proxy Authority Withheld
Moritz A. Sell	5,782,176	32,143

In addition to the Director re-elected at the Meeting, Martin J. Gruber, David G. Harmer, Richard J. Herring and Rahn K. Porter were the other members of the Board who continued to serve as Directors of the Fund.

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others.  In this Privacy Notice, the terms “we,” “our” and “us” refer to the Fund.  The term “you” in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you.  We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.

•	Dealings and transactions with us or others.

We do not disclose any non-public personal information about you to anyone, except as permitted by law.  For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials.  These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information.  Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

BOARD OF DIRECTORS Moritz A. Sell, Chairman Martin J. Gruber David G. Harmer Richard J. Herring Rahn K. Porter	THE SINGAPORE FUND, INC. Semi-Annual Report April 30, 2012
OFFICERS
Alan Goodson
President
John J. O’Keefe
Vice President, Treasurer and Secretary
Gary Marshall
Vice President
Jennifer Nichols
Vice President
Christian Pittard
Vice President
Hugh Young
Vice President
Anthony Cambria
Chief Compliance Officer
Leonard B. Mackey, Jr.
Assistant Secretary
Megan Kennedy
Assistant Secretary
Heather Hasson
Assistant Secretary
Andrea Melia
Assistant Treasurer

ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051
INVESTMENT MANAGER
Aberdeen Asset Management Asia Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
INVESTOR RELATIONS
Aberdeen Asset Management Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.  This report is sent to stockholders of the Fund for their information.  It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.  The financial information included herein is taken from the records of the Fund without examination by the Independent Public Accounting Firm which does not express an opinion thereon.

Item 2.  Code of Ethics.

Not applicable for this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6.  Investments.

A schedule of investments is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the registrant or any “affiliated purchasers” during the period of this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

Not applicable for this semi-annual report.

(a)(2)	Certifications required by Rule 30a2(a) of the Investment Company Act of 1940, as amended.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Guidelines for the registrant and its adviser.

Not applicable for this semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Singapore Fund, Inc.

By /s/ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

Date:  June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

Date:  June 28, 2012

By /s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date:  June 28, 2012

EXHIBIT (a)(2)

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 28, 2012

By /s/ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan Goodson, certify that:

1.	I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

(5)
The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 28, 2012

By /s/ Alan Goodson
Alan Goodson, Principal Executive Officer

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Financial Officer of The Singapore Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended April 30, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 28, 2012

By /s/ John J. O’Keefe
John J. O’Keefe, Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Singapore Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended April 30, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 28, 2012

By /s/ Alan Goodson
Alan Goodson, Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.